Exhibit 99.1

Mammoth Energy Services, Inc. Announces
Fourth Quarter and Full Year 2020 Operational and Financial Results

OKLAHOMA CITY, OKLAHOMA, February 25, 2021 - Mammoth Energy Services, Inc. (“Mammoth” or the “Company”) (NASDAQ: TUSK) today reported financial and operational results for the fourth quarter and full year ended December 31, 2020.

Financial Highlights for the Fourth Quarter and Full Year 2020:

Total revenue was $85.1 million for the three months ended December 31, 2020, up 21% from $70.5 million for the three months ended September 30, 2020 and up 26% from $67.6 million for the three months ended December 31, 2019. Total revenue was $313.1 million for the year ended December 31, 2020, down 50% from $625.0 million for the year ended December 31, 2019.

Net loss for the three months ended December 31, 2020 was $11.9 million, or $0.26 per fully diluted share, as compared to net income of $3.4 million, or $0.07 per fully diluted share, for the three months ended September 30, 2020 and a net loss of $60.8 million, or $1.35 per fully diluted share, for the three months ended December 31, 2019. Net loss for the year ended December 31, 2020 was $107.6 million, or $2.36 per fully diluted share, as compared to net loss of $79.0 million, or $1.76 per fully diluted share for the year ended December 31, 2019.

Adjusted EBITDA (as defined and reconciled below) was $7.5 million for the three months ended December 31, 2020, as compared to $22.1 million for the three months ended September 30, 2020 and ($10.3) million for the three months ended December 31, 2019. Adjusted EBITDA was $50.0 million for the year ended December 31, 2020, as compared to $77.3 million for the year ended December 31, 2019.

“The fourth quarter of 2020 clearly shows that Mammoth continues to execute on its transition to an industrial focused company, with approximately 66% of our revenues derived from the industrial sector during the quarter. Given the anticipated demand in the industrial sector, we are well positioned to continue to grow our industrial business rapidly over the coming years. We expect to be ready to ramp up our oilfield service offerings when oilfield demand, pricing and margins strengthen. The recent signing of an agreement by our engineering group allows for significant expansion and brings us one step closer to being a fully integrated Engineering, Procurement and Construction “EPC” company,” commented Arty Straehla, Chief Executive Officer of Mammoth.

Infrastructure Services

Mammoth's infrastructure services division contributed revenue of $55.9 million, or approximately 66% of Mammoth's total revenue, for the three months ended December 31, 2020, an increase of 28% from $43.6 million for the three months ended September 30, 2020 and an increase of 118% from $25.6 million for the three months ended December 31, 2019 reflecting a strong demand for our services.

The infrastructure segment contributed revenues of $155.2 million for the year ended December 31, 2020, down from $213.3 million for the year ended December 31, 2019.

Mammoth had approximately 115 crews operating in the continental United States throughout 2020.

Well Completion Services

Mammoth's well completion services division contributed revenue (inclusive of inter-segment revenue) of $12.7 million on 291 stages for the three months ended December 31, 2020, a decrease of 20% from $15.8 million on 449 stages for the three months ended September 30, 2020 and a decrease of 49% from $24.9 million on 989 stages for the three months ended December 31, 2019. On average, 0.6 of the Company's fleets were active for the three months ended December 31, 2020, compared to average utilization of 0.9 fleets during the three months ended September 30, 2020 and an average utilization of 1.7 fleets during the three months ended December 31, 2019.

The well completion division contributed revenues (inclusive of inter-segment revenues) of $88.3 million on 2,880 stages for the year ended December 31, 2020, down from $243.8 million on 5,378 stages for the year ended December 31, 2019. On average, 1.5 of the Company's fleets were active for the year ended December 31, 2020 compared to 2.4 fleets for the year ended December 31, 2019.
Natural Sand Proppant Services

Mammoth's natural sand proppant services division contributed revenue (inclusive of inter-segment revenue) of $11.8 million for the three months ended December 31, 2020, an increase of 97% from $6.0 million for the three months ended September 30, 2020 and an increase of 307% from $2.9 million for the three months ended December 31, 2019. The Company sold approximately 100,000 tons of sand during the three months ended December 31, 2020, an increase of 47% from approximately 68,000 tons sold during the three months ended September 30, 2020 and an increase of 32% from approximately 76,000 tons sold during the three months ended December 31, 2019. The Company's average sales price for the sand sold during the three months ended December 31, 2020 remained flat at $15.59 per ton, compared to the three months ended September 30, 2020 and decreased from the $19.95 per ton average sales price during the three months ended December 31, 2019.

The natural sand proppant division contributed revenues (inclusive of inter-segment revenues) of $34.4 million for the year ended December 31, 2020, as compared to $97.1 million for the year ended December 31, 2019. The Company sold 0.5 million tons of sand during the year ended December 31, 2020, a decline from 2.0 million tons of sand during the year ended December 31, 2019. The Company's average sales price for the sand sold during the year ended December 31, 2020 was $14.58 per ton, a decline from $29.70 per ton average sales price during the year ended December 31, 2019.

Drilling Services

Mammoth's drilling services division contributed revenue (inclusive of inter-segment revenue) of $0.6 million for the three months ended December 31, 2020, a decrease of 50% from $1.2 million for the three months ended September 30, 2020 and a decrease of 87% from $4.7 million for the three months ended December 31, 2019. The drilling services division contributed revenues of $7.8 million for the year ended December 31, 2020, as compared to $32.0 million for the year ended December 31, 2019.

As a result of market conditions, the Company temporarily shut down its contract land drilling operations beginning in December 2019 and its rig hauling operations beginning in April 2020.

Other Services

Mammoth's other services, including aviation, coil tubing, pressure control, flowback, cementing, acidizing, equipment rentals, crude oil hauling, full service transportation, remote accommodations, equipment manufacturing and infrastructure engineering and design services, contributed revenue (inclusive of inter-segment revenue) of $4.7 million for the three months ended December 31, 2020, unchanged from the $4.7 million for the three months ended September 30, 2020 and a decrease of 54% from $10.3 million for the three months ended December 31, 2019.

The Company's other services contributed revenues of $31.3 million for the year ended December 31, 2020, as compared to $88.6 million for the year ended December 31, 2019.

As a result of market conditions, the Company has temporarily shut down its cementing and acidizing operations as well as its flowback operations beginning in July 2019 and its coil tubing and full service transportation operations beginning in July 2020.

Selling, General and Administrative Expenses

Selling, general and administrative (“SG&A”) expenses were $30.5 million for the three months ended December 31, 2020, as compared to $12.2 million for the three months ended September 30, 2020 and $10.3 million for the three months ended December 31, 2019.
Following is a breakout of SG&A expense (in thousands):

	Three Months Ended			Years Ended December 31,
	December 31,		September 30,	December 31,
	2020	2019	2020	2020	2019
Cash expenses:
Compensation and benefits	$3,738	$3,203	$3,449	$14,876	$19,364
Professional services	4,570	4,301	5,651	19,905	17,128
Other(a)	2,256	2,010	2,163	8,828	10,300
Total cash SG&A expense	10,564	9,514	11,263	43,609	46,792
Non-cash expenses:
Bad debt provision	19,652	204	626	21,958	1,434
Stock based compensation	292	620	291	1,618	3,326
Total non-cash SG&A expense	19,944	824	917	23,576	4,760
Total SG&A expense	$30,508	$10,338	$12,180	$67,185	$51,552
a.    Includes travel-related costs, information technology expenses, rent, utilities and other general and administrative-related costs.

SG&A expenses, as a percentage of total revenue, were 36% for the three months ended December 31, 2020, as compared to 17% for the three months ended September 30, 2020 and 15% for the three months ended December 31, 2019. SG&A expenses, as a percentage of total revenue, were 21% for the year ended December 31, 2020, as compared to 8% for the year ended December 31, 2019. The bad debt provision for the three months ended December 31, 2020, includes $19.4 million related to the voluntary petitions for relief filed on November 13, 2020, by Gulfport Energy Corporation and certain of its subsidiaries.

Liquidity
As of December 31, 2020, Mammoth had cash on hand of $14.8 million and outstanding borrowings under its revolving credit facility of $78.0 million. As of December 31, 2020, the Company had $38.7 million of available borrowing capacity under its revolving credit facility, after giving effect to $13.0 million of outstanding letters of credit. As of December 31, 2020, Mammoth had total liquidity of $53.5 million.

As of February 24, 2021, Mammoth had cash on hand of $21.4 million and outstanding borrowings under its revolving credit facility of $75.0 million. As of February 24, 2021, the Company had $41.7 million of available borrowing capacity under its revolving credit facility, after giving effect to $13.0 million of outstanding letters of credit.

Capital Expenditures

The following table summarizes Mammoth's capital expenditures by operating division for the periods indicated (in thousands):

	Three Months Ended			Years Ended December 31,
	December 31,		September 30,	December 31,
	2020	2019	2020	2020	2019
Infrastructure services(a)	$37	$—	$178	$258	$3,456
Well completion services(b)	606	398	698	4,358	14,703
Natural sand proppant services(c)	4	174	194	1,073	2,877
Drilling services(d)	234	84	131	432	3,156
Other(e)	7	215	324	716	11,569
Total capital expenditures	$888	$871	$1,525	$6,837	$35,761
a.     Capital expenditures primarily for truck, tooling and other equipment for the periods presented.

b.     Capital expenditures primarily for well completion and water transfer equipment for the periods presented.
c.    Capital expenditures primarily for maintenance for the periods presented.
d.    Capital expenditures primarily for upgrades to the Company's rig fleet for the periods presented.
e.    Capital expenditures primarily for equipment for the Company's rental businesses for the periods presented.

Explanatory Note Regarding Financial Information

The financial information contained in this release should be read in conjunction with the financial information contained in Mammoth’s Annual Reports filed on Form 10-K with the Securities and Exchange Commission (“SEC”), Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC.

The Company's Chief Executive Officer and Chief Financial Officer comprise the Company's Chief Operating Decision Maker function (“CODM”). Segment information is prepared on the same basis that the CODM manages the segments, evaluates the segment financial statements and makes key operating and resource utilization decisions. Segment evaluation is determined on a quantitative basis based on a function of operating income (loss) as well as a qualitative basis, such as nature of the product and service offerings and types of customers.

As of December 31, 2020, the Company’s four reportable segments include infrastructure services (“Infrastructure”), well completion services (“Well Completion”), natural sand proppant services (“Sand”) and drilling services (“Drilling”). In 2019, the Company included Barracuda Logistics LLC, or Barracuda, in its Well Completion segment, Cobra Aviation Services LLC, or Cobra Aviation, Air Rescue Systems Corporation, or ARS, and Leopard Aviation LLC, or Leopard, in its Infrastructure segment and Mako Acquisitions LLC, or Mako, in its Drilling segment. Based on its assessment of FASB ASC 280, Segment Reporting, guidance at December 31, 2020, the Company changed its presentation in 2020 to move Barracuda to the Sand segment and Cobra Aviation, ARS, Leopard and Mako to the reconciling column titled “All Other”. Additionally, Mammoth changed the name of its pressure pumping segment to the well completion segment in 2020. The results for the year ended December 31, 2019 have been retroactively adjusted to reflect these changes.

Conference Call Information

Mammoth will host a conference call on Thursday, February 25, 2021 at 4:00 p.m. CDT (5:00 p.m. EDT) to discuss its fourth quarter and full year 2020 financial and operational results. The telephone number to access the conference call is 844-265-1561 in the U.S. and the international dial in is 216-562-0385. The conference ID for the call is 7435949. The conference call will also be webcast live on www.mammothenergy.com in the “Investors” section.

About Mammoth Energy Services, Inc.

Mammoth is an integrated, growth-oriented energy service company serving companies engaged in the construction and repair of the electric grid for private utilities, public investor-owned utilities and co-operative utilities through its energy infrastructure services and the exploration and development of North American onshore unconventional oil and natural gas reserves. Mammoth’s suite of services and products include: infrastructure services, well completion services, natural sand and proppant services, drilling services and other energy services.

For additional information about Mammoth, please visit its website at www.mammothenergy.com, where Mammoth routinely posts announcements, updates, events, investor information and presentations and recent news releases.

Investor Contact:
Don Crist
Director of Investor Relations
dcrist@mammothenergy.com
405-608-6048

Media Contact:
Peter Mirijanian
peter@pmpadc.com
(202) 464-8803

Forward-Looking Statements and Cautionary Statements

This news release (and any oral statements made regarding the subjects of this release, including on the conference call announced herein) contains certain statements and information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts that address activities, events or developments that Mammoth expects, believes or anticipates will or may occur in the future are forward-looking statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “plan,” “estimate,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include statements, estimates and projections regarding the Company's business outlook and plans, future financial position, liquidity and capital resources, operations, performance, acquisitions, returns, capital expenditure budgets, costs and other guidance regarding future developments. Forward-looking statements are not assurances of future performance. These forward-looking statements are based on management’s current expectations and beliefs, forecasts for the Company's existing operations, experience and perception of historical trends, current conditions, anticipated future developments and their effect on Mammoth, and other factors believed to be appropriate. Although management believes that the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Moreover, the Company's forward-looking statements are subject to significant risks and uncertainties, including those described in its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings it makes with the SEC, including those relating to the Company's acquisitions and contracts, many of which are beyond the Company's control, which may cause actual results to differ materially from historical experience and present expectations or projections which are implied or expressed by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the severity and duration of the COVID-19 pandemic, related global and national health concerns and economic repercussions and the resulting negative impact on demand for our services; the current significant surplus in the supply of oil and the ability of the OPEC+ countries to agree on and comply with supply limitations; the duration and magnitude of the unprecedented disruption in the oil and gas industry currently resulting from the impact of the foregoing factors, which is negatively impacting our business; operational challenges relating to the COVID-19 pandemic and efforts to mitigate the spread of the virus, including logistical challenges, protecting the health and well-being of our employees, remote work arrangements, performance of contracts and supply chain disruptions; the failure to receive or delays in receiving governmental authorizations, approvals and/or payments; the outcome of ongoing government investigations and other legal proceedings, including those relating to the contracts awarded to the Company's subsidiary Cobra Acquisitions LLC by the Puerto Rico Electric Power Authority and contracts for our pressure pumping services and natural sand proppant services; the Company's inability to replace the prior levels of work in its business segments, including its infrastructure and well completion services segments; risks relating to economic conditions; the loss of or interruption in operations of one or more of Mammoth's significant suppliers or customers; the outcome of Gulfport Energy Corporation's chapter 11 bankruptcy filing and the treatment of Mammoth's contracts and claims in such proceeding; the effects of government regulation, permitting and other legal requirements; operating risks; the adequacy of capital resources and liquidity; weather; natural disasters; litigation; volatility in commodity markets; competition in the oil and natural gas and infrastructure industries; and costs and availability of resources.

Investors are cautioned not to place undue reliance on any forward-looking statement which speaks only as of the date on which such statement is made. We undertake no obligation to correct, revise or update any forward-looking statement after the date such statement is made, whether as a result of new information, future events or otherwise, except as required by applicable law.

MAMMOTH ENERGY SERVICES, INC.
CONSOLIDATED BALANCE SHEETS

ASSETS	December 31,	December 31,
	2020	2019
CURRENT ASSETS	(in thousands)
Cash and cash equivalents	$14,822	$5,872
Short-term investment	1,750	—
Accounts receivable, net	393,112	363,053
Receivables from related parties	28,461	7,523
Inventories	12,020	17,483
Prepaid expenses	13,825	12,354
Other current assets	758	695
Total current assets	464,748	406,980

Property, plant and equipment, net	251,262	352,772
Sand reserves	65,876	68,351
Operating lease right-of-use assets	20,179	43,446
Intangible assets, net - customer relationships	408	583
Intangible assets, net - trade names	4,366	5,205
Goodwill	12,608	67,581
Other non-current assets	5,115	7,467
Total assets	$824,562	$952,385
LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable	$40,316	$39,220
Payables to related parties	3	526
Accrued expenses and other current liabilities	44,408	40,754
Current operating lease liability	8,618	16,432
Current portion of long-term debt	1,165	—
Income taxes payable	34,088	33,465
Total current liabilities	128,598	130,397

Long-term debt	81,338	80,000
Deferred income tax liabilities	24,741	36,873
Long-term operating lease liability	11,377	27,102
Asset retirement obligation	4,746	4,241
Other liabilities	10,435	5,031
Total liabilities	261,235	283,644

COMMITMENTS AND CONTINGENCIES

EQUITY
Equity:
Common stock, $0.01 par value, 200,000,000 shares authorized, 45,769,283 and 45,108,545 issued and outstanding at December 31, 2020 and 2019	458	451
Additional paid in capital	537,039	535,094
Retained earnings	28,895	136,502
Accumulated other comprehensive loss	(3,065)	(3,306)
Total equity	563,327	668,741
Total liabilities and equity	$824,562	$952,385

MAMMOTH ENERGY SERVICES, INC.
CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME

	Three Months Ended			Years Ended December 31,
	December 31,		September 30,	December 31,
	2020	2019	2020	2020	2019
	(in thousands, except per share amounts)
REVENUE
Services revenue	$65,079	$57,950	$55,279	$234,081	$452,594
Services revenue - related parties	7,862	6,714	8,565	43,091	102,624
Product revenue	10,234	1,724	4,815	28,404	42,105
Product revenue - related parties	1,875	1,249	1,875	7,500	27,689
Total revenue	85,050	67,637	70,534	313,076	625,012

COST AND EXPENSES
Services cost of revenue (exclusive of depreciation, depletion, amortization and accretion of $19,780, $25,872, $26,416, $85,481 and $102,901, respectively, for the three months ended December 31, 2020, December 31, 2019 and September 30, 2020 and years ended December 31, 2020 and 2019)	51,260	68,599	41,445	205,657	451,206
Services cost of revenue - related parties (exclusive of depreciation, depletion, amortization and accretion of $0, $0, $0, $0 and $0, respectively, for the three months ended December 31, 2020, December 31, 2019 and September 30, 2020 and years ended December 31, 2020 and 2019)	90	633	131	418	4,770
Product cost of revenue (exclusive of depreciation, depletion, amortization and accretion of $2,387, $2,625, $2,697, $9,758 and $14,039, respectively, for the three months ended December 31, 2020, December 31, 2019 and September 30, 2020 and years ended December 31, 2020 and 2019)	4,083	6,337	4,353	25,946	87,812
Selling, general and administrative	30,364	9,978	11,979	66,427	49,705
Selling, general and administrative - related parties	144	360	201	758	1,847
Depreciation, depletion, amortization and accretion	22,187	28,521	23,132	95,317	117,033
Impairment of goodwill	—	30,470	—	54,973	33,664
Impairment of other long-lived assets	—	4,010	—	12,897	7,358
Total cost and expenses	108,128	148,908	81,241	462,393	753,395
Operating loss	(23,078)	(81,271)	(10,707)	(149,317)	(128,383)

OTHER INCOME (EXPENSE)
Interest expense, net	(1,191)	(1,486)	(1,098)	(5,397)	(4,958)
Other, net	9,559	7,272	7,943	33,048	42,216
Other, net - related parties	(341)	—	1,099	1,890	—
Total other income	8,027	5,786	7,944	29,541	37,258
Loss before income taxes	(15,051)	(75,485)	(2,763)	(119,776)	(91,125)
Benefit for income taxes	(3,190)	(14,706)	(6,193)	(12,169)	(12,081)
Net (loss) income	$(11,861)	$(60,779)	$3,430	$(107,607)	$(79,044)

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation adjustment, net of tax of ($170), $69, ($95), ($54) and ($203), respectively, for the three months ended December 31, 2020, December 31, 2019 and September 30, 2020 and years ended December 31, 2020 and 2019	663	(213)	324	241	775
Comprehensive (loss) income	$(11,198)	$(60,992)	$3,754	$(107,366)	$(78,269)

Net (loss) income per share (basic)	$(0.26)	$(1.35)	$0.07	$(2.36)	$(1.76)
Net (loss) income per share (diluted)	$(0.26)	$(1.35)	$0.07	$(2.36)	$(1.76)
Weighted average number of shares outstanding (basic)	45,769	45,092	45,764	45,644	45,011
Weighted average number of shares outstanding (diluted)	45,769	45,092	46,571	45,644	45,011
Dividends declared per share	$—	$—	$—	$—	$0.25

MAMMOTH ENERGY SERVICES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	December 31,
	2020	2019
	(in thousands)
Cash flows from operating activities:
Net loss	$(107,607)	$(79,044)
Adjustments to reconcile net loss to cash provided by (used in) operating activities:
Stock based compensation	1,952	4,177
Depreciation, depletion, accretion and amortization	95,317	117,033
Amortization of coil tubing strings	359	1,641
Amortization of debt origination costs	831	326
Bad debt expense	21,958	1,434
(Gain) loss on disposal of property and equipment	(1,379)	55
Impairment of goodwill	54,973	33,664
Impairment of other long-lived assets	12,897	7,358
Inventory obsolescence	—	1,349
Deferred income taxes	(12,186)	(42,639)
Other	(143)	(986)
Changes in assets and liabilities:
Accounts receivable, net	(32,621)	(27,006)
Receivables from related parties	(40,333)	3,641
Inventories	5,103	830
Prepaid expenses and other assets	1,996	(1,040)
Accounts payable	2,526	(25,968)
Payables to related parties	(522)	156
Accrued expenses and other liabilities	3,198	(18,800)
Income taxes payable	648	(71,499)
Net cash provided by (used in) operating activities	6,967	(95,318)

Cash flows from investing activities:
Purchases of property and equipment	(6,761)	(35,417)
Purchases of property and equipment from related parties	(76)	(344)
Contributions to equity investee	(490)	(680)
Proceeds from disposal of property and equipment	6,782	3,217
Purchase of short-term investment	(1,750)	—
Net cash used in investing activities	(2,295)	(33,224)

Cash flows from financing activities:
Borrowings from lines of credit	35,351	156,000
Repayments of lines of credit	(32,800)	(76,000)
Proceeds from sale leaseback transaction	5,000	—
Payments on sale leaseback transaction	(268)	—
Dividends paid	—	(11,219)
Principal payments on financing leases and equipment financing notes	(1,966)	(2,079)
Debt issuance costs	(1,051)	—
Net cash provided by financing activities	4,266	66,702
Effect of foreign exchange rate on cash	12	87
Net change in cash and cash equivalents	8,950	(61,753)
Cash and cash equivalents at beginning of period	5,872	67,625
Cash and cash equivalents at end of period	$14,822	$5,872

Supplemental disclosure of cash flow information:
Cash paid for interest	$4,729	$4,741
Cash (recovered) paid for income taxes	$(617)	$110,848
Supplemental disclosure of non-cash transactions:
Purchases of property and equipment included in accounts payable	$1,312	$2,303
Right-of-use assets obtained for financing lease liabilities	$2,431	$3,721

MAMMOTH ENERGY SERVICES, INC.
SEGMENT INCOME STATEMENTS
(in thousands)

Three months ended December 31, 2020	Infrastructure	Well Completion	Sand	Drilling	All Other	Eliminations	Total
Revenue from external customers	$55,934	$12,653	$11,843	$580	$4,040	$—	$85,050
Intersegment revenues	—	44	—	23	670	(737)	—
Total revenue	55,934	12,697	11,843	603	4,710	(737)	85,050
Cost of revenue, exclusive of depreciation, depletion, amortization and accretion	41,265	5,194	4,110	1,165	3,699	—	55,433
Intersegment cost of revenues	127	426	—	—	184	(737)	—
Total cost of revenue	41,392	5,620	4,110	1,165	3,883	(737)	55,433
Selling, general and administrative	7,057	17,691	4,070	373	1,317	—	30,508
Depreciation, depletion, amortization and accretion	6,957	7,066	2,390	2,224	3,550	—	22,187
Operating income (loss)	528	(17,680)	1,273	(3,159)	(4,040)	—	(23,078)
Interest expense, net	685	273	95	5	133	—	1,191
Other (income) expense, net	(8,355)	170	86	23	(1,142)	—	(9,218)
Income (loss) before income taxes	$8,198	$(18,123)	$1,092	$(3,187)	$(3,031)	$—	$(15,051)

Three months ended December 31, 2019	Infrastructure	Well Completion	Sand	Drilling	All Other	Eliminations	Total
Revenue from external customers	$25,601	$24,515	$2,946	$4,637	$9,938	$—	$67,637
Intersegment revenues	—	414	—	14	407	(835)	—
Total revenue	25,601	24,929	2,946	4,651	10,345	(835)	67,637
Cost of revenue, exclusive of depreciation, depletion, amortization and accretion	29,925	20,354	6,162	6,927	12,201	—	75,569
Intersegment cost of revenues	—	339	—	206	290	(835)	—
Total cost of revenue	29,925	20,693	6,162	7,133	12,491	(835)	75,569
Selling, general and administrative	5,097	1,428	792	1,063	1,958	—	10,338
Depreciation, depletion, amortization and accretion	7,662	9,985	2,628	3,361	4,885	—	28,521
Impairment of goodwill	—	23,423	2,684	—	4,363	—	30,470
Impairment of other long-lived assets	—	—	—	2,955	1,055	—	4,010
Operating loss	(17,083)	(30,600)	(9,320)	(9,861)	(14,407)	—	(81,271)
Interest expense, net	660	304	48	217	257	—	1,486
Other (income) expense, net	(7,236)	574	—	14	(624)	—	(7,272)
Loss before income taxes	$(10,507)	$(31,478)	$(9,368)	$(10,092)	$(14,040)	$—	$(75,485)

Three months ended September 30, 2020	Infrastructure	Well Completion	Sand	Drilling	All Other	Eliminations	Total
Revenue from external customers	$43,582	$15,738	$6,031	$1,193	$3,990	$—	$70,534
Intersegment revenues	—	27	—	11	687	(725)	—
Total revenue	43,582	15,765	6,031	1,204	4,677	(725)	70,534
Cost of revenue, exclusive of depreciation, depletion, amortization and accretion	28,883	6,510	4,154	1,955	4,427	—	45,929
Intersegment cost of revenues	162	449	—	—	114	(725)	—
Total cost of revenue	29,045	6,959	4,154	1,955	4,541	(725)	45,929
Selling, general and administrative	7,227	1,721	1,056	382	1,794	—	12,180
Depreciation, depletion, amortization and accretion	7,294	7,189	2,700	2,294	3,655	—	23,132
Operating income (loss)	16	(104)	(1,879)	(3,427)	(5,313)	—	(10,707)
Interest expense, net	623	253	70	60	92	—	1,098
Other (income) expense, net	(8,375)	(1,156)	1,792	20	(1,323)	—	(9,042)
Income (loss) before income taxes	$7,768	$799	$(3,741)	$(3,507)	$(4,082)	$—	$(2,763)

MAMMOTH ENERGY SERVICES, INC.
SEGMENT INCOME STATEMENTS
(in thousands)

Year ended December 31, 2020	Infrastructure	Well Completion	Sand	Drilling	All Other	Eliminations	Total
Revenue from external customers	$155,241	$87,201	$34,265	$7,746	$28,623	$—	$313,076
Intersegment revenues	—	1,124	95	39	2,716	(3,974)	—
Total revenue	155,241	88,325	34,360	7,785	31,339	(3,974)	313,076
Cost of revenue, exclusive of depreciation, depletion, amortization and accretion	122,046	45,647	25,955	10,757	27,616	—	232,021
Intersegment cost of revenues	323	1,836	—	152	1,663	(3,974)	—
Total cost of revenue	122,369	47,483	25,955	10,909	29,279	(3,974)	232,021
Selling, general and administrative	26,058	23,039	7,807	3,149	7,132	—	67,185
Depreciation, depletion, amortization and accretion	29,373	30,411	9,771	10,039	15,723	—	95,317
Impairment of goodwill	—	53,406	—	—	1,567	—	54,973
Impairment of other long-lived assets	—	4,203	—	326	8,368	—	12,897
Operating loss	(22,559)	(70,217)	(9,173)	(16,638)	(30,730)	—	(149,317)
Interest expense, net	2,775	1,130	312	454	726	—	5,397
Other (income) expense, net	(32,437)	(2,274)	1,839	(227)	(1,839)	—	(34,938)
Income (loss) before income taxes	$7,103	$(69,073)	$(11,324)	$(16,865)	$(29,617)	$—	$(119,776)

Year ended December 31, 2019	Infrastructure	Well Completion	Sand	Drilling	All Other	Eliminations	Total
Revenue from external customers	$210,691	$241,951	$67,267	$31,728	$73,375	$—	$625,012
Intersegment revenues	2,573	1,851	29,796	236	15,232	(49,688)	—
Total revenue	213,264	243,802	97,063	31,964	88,607	(49,688)	625,012
Cost of revenue, exclusive of depreciation, depletion, amortization and accretion	160,449	174,816	87,637	35,925	84,961	—	543,788
Intersegment cost of revenues	12,820	31,727	15	1,028	4,158	(49,748)	—
Total cost of revenue	173,269	206,543	87,652	36,953	89,119	(49,748)	543,788
Selling, general and administrative	23,235	10,889	5,006	4,177	8,245	—	51,552
Depreciation, depletion, amortization and accretion	30,349	40,159	14,050	13,143	19,332	—	117,033
Impairment of goodwill	—	23,423	2,684	—	7,557	—	33,664
Impairment of other long-lived assets	—	—	—	2,955	4,403	—	7,358
Operating loss	(13,589)	(37,212)	(12,329)	(25,264)	(40,049)	60	(128,383)
Interest expense, net	1,674	1,228	193	862	1,001	—	4,958
Other (income) expense, net	(41,949)	580	67	(9)	(905)	—	(42,216)
Income (loss) before income taxes	$26,686	$(39,020)	$(12,589)	$(26,117)	$(40,145)	$60	$(91,125)

MAMMOTH ENERGY SERVICES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Adjusted EBITDA

Adjusted EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of the Company's financial statements, such as industry analysts, investors, lenders and rating agencies. Mammoth defines Adjusted EBITDA as net income (loss) before depreciation, depletion, amortization and accretion expense, impairment of goodwill, impairment of other long-lived assets, inventory obsolescence charges, acquisition related costs, stock based compensation, interest expense, net, other (income) expense, net (which is comprised of the (gain) or loss on disposal of long-lived assets and interest on trade accounts receivable) and provision (benefit) for income taxes, further adjusted to add back interest on trade accounts receivable. The Company excludes the items listed above from net income (loss) in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within the energy service industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net income (loss) or cash flows from operating activities as determined in accordance with GAAP or as an indicator of Mammoth's operating performance or liquidity. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets. Mammoth's computations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. The Company believes that Adjusted EBITDA is a widely followed measure of operating performance and may also be used by investors to measure its ability to meet debt service requirements.

The following tables provide a reconciliation of Adjusted EBITDA to the GAAP financial measure of net income (loss) on a consolidated basis and for each of the Company's segments (in thousands):

Consolidated

	Three Months Ended			Years Ended December 31,
	December 31,		September 30,	December 31,
Reconciliation of Adjusted EBITDA to net (loss) income:	2020	2019	2020	2020	2019
Net (loss) income	$(11,861)	$(60,779)	$3,430	$(107,607)	$(79,044)
Depreciation, depletion, amortization and accretion expense	22,187	28,521	23,132	95,317	117,033
Impairment of goodwill	—	30,470	—	54,973	33,664
Impairment of other long-lived assets	—	4,010	—	12,897	7,358
Inventory obsolescence charges	—	—	—	—	1,349
Acquisition related costs	—	—	—	—	45
Stock based compensation	354	811	353	1,952	4,177
Interest expense, net	1,191	1,486	1,098	5,397	4,958
Other income, net	(9,218)	(7,272)	(9,042)	(34,938)	(42,216)
Benefit for income taxes	(3,190)	(14,706)	(6,193)	(12,169)	(12,081)
Interest on trade accounts receivable	8,077	7,174	9,285	34,130	42,040
Adjusted EBITDA	$7,540	$(10,285)	$22,063	$49,952	$77,283

MAMMOTH ENERGY SERVICES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Infrastructure Services

	Three Months Ended			Years Ended December 31,
	December 31,		September 30,	December 31,
Reconciliation of Adjusted EBITDA to net income (loss):	2020	2019	2020	2020	2019
Net income (loss)	$6,150	$(13,161)	$6,122	$(30)	$18,778
Depreciation and amortization expense	6,957	7,662	7,294	29,373	30,349
Acquisition related costs	—	—	—	—	12
Stock based compensation	156	175	139	580	822
Interest expense	685	660	623	2,775	1,674
Other income, net	(8,355)	(7,236)	(8,375)	(32,437)	(41,949)
Provision for income taxes	2,048	2,654	1,646	7,133	7,908
Interest on trade accounts receivable	8,418	7,174	8,170	32,214	42,040
Adjusted EBITDA	$16,059	$(2,072)	$15,619	$39,608	$59,634

Well Completion Services

	Three Months Ended			Years Ended December 31,
	December 31,		September 30,	December 31,
Reconciliation of Adjusted EBITDA to net (loss) income:	2020	2019	2020	2020	2019
Net (loss) income	$(18,123)	$(31,478)	$799	$(69,073)	$(39,020)
Depreciation and amortization expense	7,066	9,985	7,189	30,411	40,159
Impairment of goodwill	—	23,423	—	53,406	23,423
Impairment of other long-lived assets	—	—	—	4,203	—
Acquisition related costs	—	—	—	—	18
Stock based compensation	70	296	76	527	1,693
Interest expense	273	304	253	1,130	1,228
Other expense (income), net	170	574	(1,156)	(2,274)	580
Interest on trade accounts receivable	(318)	—	1,073	1,888	—
Adjusted EBITDA	$(10,862)	$3,104	$8,234	$20,218	$28,081

Natural Sand Proppant Services

	Three Months Ended			Years Ended December 31,
	December 31,		September 30,	December 31,
Reconciliation of Adjusted EBITDA to net income (loss):	2020	2019	2020	2020	2019
Net income (loss)	$1,092	$(9,368)	$(3,741)	$(11,324)	$(12,589)
Depreciation, depletion, amortization and accretion expense	2,390	2,628	2,700	9,771	14,050
Impairment of goodwill	—	2,684	—	—	2,684
Acquisition related costs	—	—	—	—	8
Stock based compensation	70	156	77	425	812
Interest expense	95	48	70	312	193
Other expense, net	86	—	1,792	1,839	67
Interest on trade accounts receivable	(23)	—	26	3	—
Adjusted EBITDA	$3,710	$(3,852)	$924	$1,026	$5,225

MAMMOTH ENERGY SERVICES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Drilling Services

	Three Months Ended			Years Ended December 31,
	December 31,		September 30,	December 31,
Reconciliation of Adjusted EBITDA to net loss:	2020	2019	2020	2020	2019
Net loss	$(3,187)	$(10,092)	$(3,507)	$(16,865)	$(26,117)
Depreciation expense	2,224	3,361	2,294	10,039	13,143
Impairment of other long-lived assets	—	2,955	—	326	2,955
Acquisition related costs	—	—	—	—	2
Stock based compensation	36	82	38	203	361
Interest expense	5	217	60	454	862
Other expense (income), net	23	14	20	(227)	(9)
Adjusted EBITDA	$(899)	$(3,463)	$(1,095)	$(6,070)	$(8,803)

Other Services(a)

	Three Months Ended			Years Ended December 31,
	December 31,		September 30,	December 31,
Reconciliation of Adjusted EBITDA to net income (loss):	2020	2019	2020	2020	2019
Net income (loss)	$2,207	$3,320	$3,757	$(10,315)	$(20,156)
Depreciation, amortization and accretion expense	3,550	4,885	3,655	15,723	19,332
Impairment of goodwill	—	4,363	—	1,567	7,557
Impairment of other long-lived assets	—	1,055	—	8,368	4,403
Inventory obsolescence charges	—	—	—	—	1,349
Acquisition related costs	—	—	—	—	5
Stock based compensation	22	102	23	217	489
Interest expense, net	133	257	92	726	1,001
Other income, net	(1,142)	(624)	(1,323)	(1,839)	(905)
Benefit for income taxes	(5,238)	(17,360)	(7,839)	(19,302)	(19,989)
Interest on trade accounts receivable	—	—	16	25	—
Adjusted EBITDA	$(468)	$(4,002)	$(1,619)	$(4,830)	$(6,914)
a.    Includes results for Mammoth's aviation, coil tubing, pressure control, flowback, cementing, acidizing, equipment rentals, crude oil hauling, full service transportation and remote accommodations, equipment manufacturing and infrastructure engineering and design services and corporate related activities. The Company's corporate related activities do not generate revenue.

Adjusted Net (Loss) Income and Adjusted (Loss) Earnings per Share

Adjusted net (loss) income and adjusted basic and diluted (loss) earnings per share are supplemental non-GAAP financial measures that are used by management to evaluate the Company's operating and financial performance. Management believes these measures provide meaningful information about the Company's performance by excluding certain non-cash charges, such as impairment of goodwill and impairment of other long-lived assets, that may not be indicative of the Company's ongoing operating results. Adjusted net (loss) income and adjusted (loss) earnings per share should not be considered in isolation or as a substitute for net (loss) income and (loss) earnings per share prepared in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The following tables provide a reconciliation of adjusted net (loss) income and adjusted (loss) earnings per share to the GAAP financial measures of net (loss) income and (loss) earnings per share for the periods specified.

MAMMOTH ENERGY SERVICES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

	Three Months Ended			Years Ended December 31,
	December 31,		September 30,	December 31,
	2020	2019	2020	2020	2019
	(in thousands, except per share amounts)
Net (loss) income, as reported	$(11,861)	$(60,779)	$3,430	$(107,607)	$(79,044)
Impairment of goodwill	—	30,470	—	54,973	33,664
Impairment of other long-lived assets	—	4,010	—	12,897	7,358
Adjusted net (loss) income	$(11,861)	$(26,299)	$3,430	$(39,737)	$(38,022)

Basic (loss) earnings per share, as reported	$(0.26)	$(1.35)	$0.07	$(2.36)	$(1.76)
Impairment of goodwill	—	0.68	—	1.20	0.75
Impairment of other long-lived assets	—	0.09	—	0.28	0.16
Adjusted basic (loss) earnings per share	$(0.26)	$(0.58)	$0.07	$(0.88)	$(0.85)

Diluted (loss) earnings per share, as reported	$(0.26)	$(1.35)	$0.07	$(2.36)	$(1.76)
Impairment of goodwill	—	0.68	—	1.20	0.75
Impairment of other long-lived assets	—	0.09	—	0.28	0.16
Adjusted diluted (loss) earnings per share	$(0.26)	$(0.58)	$0.07	$(0.88)	$(0.85)